Exhibit 10.33(b)

AMENDMENT NO. 1

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 1 (hereinafter referred to as the “Amendment”) is entered into as of October 25, 2013 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which together with all exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect the sale by the Seller and purchase by the Buyer of fifteen (15) incremental A321-200 aircraft and twenty (20) incremental A321 NEO aircraft.

WHEREAS, concurrently with the sale and purchase of the Incremental A321 Aircraft and the Incremental A321 NEO Aircraft, the Seller and Buyer wish to further amend the Agreement to (i) convert eight (8) A320 Backlog Aircraft currently scheduled to deliver in calendar year 2017 to A321 Backlog Aircraft, (ii) reschedule one (1) of such newly converted A321 Backlog Aircraft to deliver in 2018 and (iii) convert ten (10) A320 NEO Aircraft to A321 NEO Aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

131024_CT1303281_JBU_A320F_AMD 1                            Page 1/15

Exhibit 10.33(b)

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

1    DEFINITIONS

1.1	Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”.

QUOTE

A321 NEO Airframe - any or all of the A321 NEO Aircraft or Incremental A321 NEO Aircraft, as applicable, excluding the A321 NEO Propulsion System therefor.

Converted A321 Backlog Aircraft - as defined in Clause 3.1 of Amendment No. 1 to this Agreement.

Converted A321 NEO Aircraft - as defined in Clause 3.2 of Amendment No. 1 to this Agreement.

Incremental A321 Aircraft - any or all of the fifteen (15) A321-200 model aircraft, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.

Incremental A321 NEO Aircraft - any or all of the twenty (20) A321-200 NEO model aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 NEO Propulsion System installed thereon.

Irrevocable SCNs - the list of SCNs set forth in Exhibit B4, which are irrevocably part of the A320 NEO specification, as expressly set forth in Exhibit A3.

UNQUOTE

2    SALE AND PURCHASE OF INCREMENTAL AIRCRAFT

2.1
The Seller shall manufacture, sell and deliver, and the Buyer shall purchase from the Seller and take delivery of, the Incremental A321 Aircraft and Incremental A321 NEO Aircraft, pursuant to the terms and conditions described herein and in the Agreement.

2.2
The Buyer and the Seller hereby agree that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321 Backlog Aircraft under the Agreement will apply to the Incremental A321 Aircraft.

2.3
The Buyer and the Seller hereby agree that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321 NEO Aircraft under the Agreement will apply to the Incremental A321 NEO Aircraft.

131024_CT1303281_JBU_A320F_AMD 1                            Page 2/15

Exhibit 10.33(b)

2.4	The Incremental A321 Aircraft and Incremental A321 NEO Aircraft will deliver to the Buyer as set forth in the Amended and Restated Schedule 1 to the Agreement, as defined in Clause 6.2 below.

3    CONVERSIONS

3.1
The Buyer and the Seller hereby agree to irrevocably convert each of the eight (8) A320 Backlog Aircraft identified with CACiDs 159 922, 159 954, 159 955, 159 921, 104 440, 104 442, 159 909 and 159 910 in the Amended and Restated Schedule 1 to the Agreement to eight (8) additional A321 Backlog Aircraft (the “Converted A321 Backlog Aircraft”) and to reschedule one (1) of such Converted A321 Backlog Aircraft to calendar year 2018 as detailed in the following table. It is hereby agreed that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321 Backlog Aircraft under the Agreement shall apply to the Converted A321 Backlog Aircraft in this Clause 3.1.

CACiD	Original Delivery Schedule	Revised Delivery Schedule	Initial Aircraft Type	New Aircraft Type
159 922	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
159 954	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
159 955	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
159 921	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
104 440	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
104 442	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
159 909	2017	2017	A320 Backlog Aircraft	Converted A321 Backlog Aircraft
159 910	2017	2018	A320 Backlog Aircraft	Converted A321 Backlog Aircraft

3.2
In accordance with Paragraph 2.2 of Letter Agreement No. 3, the Buyer and the Seller hereby agree to irrevocably convert ten (10) A320 NEO Aircraft identified in Amended and Restated Schedule 1 with CACiD numbers 402 132, 402 133, 402 134, 402 135, 402 136, 402 137, 402 138, 402 139, 402 140 and 402 141 to ten (10) additional A321 NEO Aircraft (the “Converted A321 NEO Aircraft”) as detailed in the following table. It is hereby agreed that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321 NEO Aircraft under the Agreement will apply to the Converted A321 NEO Aircraft.

New CACiD No.	Initial Aircraft Type	New Aircraft Type
402 132	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 133	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 134	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 135	A320 NEO Aircraft	Converted A321 NEO Aircraft

131024_CT1303281_JBU_A320F_AMD 1                                Page 3/15

Exhibit 10.33(b)

402 136	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 137	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 138	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 139	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 140	A320 NEO Aircraft	Converted A321 NEO Aircraft
402 141	A320 NEO Aircraft	Converted A321 NEO Aircraft

3.3
It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the conversions set forth in Clauses 3.1 and 3.2 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such conversions, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller.

3.4
Without prejudice to Clause 3.3, the Buyer shall enter into discussions directly with the A320 Propulsion Systems Manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the conversions in Clauses 3.1 and 3.2 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 3.4.

4    INCREMENTAL AIRCRAFT COMMITMENT FEE

The Seller acknowledges that the Buyer has paid to the Seller [***] incremental aircraft commitment fee in the amount of [***] US dollars (US$[***]) per each Incremental A321 Aircraft and each Incremental A321 NEO Aircraft (the “Incremental Aircraft Commitment Fee”) for an aggregate total of [***] US dollars (US$[***]). The Incremental Aircraft Commitment Fee for each incremental aircraft will be [***].

5    PRICE

5.1
The Base Price of the Converted A321 Backlog Airframe and the Base Price of the Incremental A321 Airframe are the same as the Base Price of the A321 Backlog Airframe set forth in Clause 3.1.5 of the Agreement.

5.2
The Base Price of the Converted A321 NEO Airframe and the Base Price of the Incremental A321 NEO Airframe are the same as the Base Price of the A321 NEO Airframe as set forth in Clause 3.1.11 of the Agreement (as set forth in Paragraph 4.1 of Letter Agreement No. 3).

6    DELIVERY

6.1	The CACiD for the A321 Backlog Aircraft with aircraft rank number 140 is corrected to read 159 944.

6.2	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

____________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_AMD 1                                Page 4/15

Exhibit 10.33(b)

6.3
For reference purposes only, CACiD numbers are added to the Amended and Restated Schedule 1 for the Aircraft bearing aircraft rank numbers 189 through 198, 203 through 212, 218 through 227, and 233 through 242.

6.4	All references in the Agreement pertaining to A319 Backlog Aircraft are deleted in their entirety.

7    OTHER AMENDMENTS

7.1    Clause 9.1.1 is deleted in its entirety and replaced by the following quoted text:

QUOTE

9.1.1
In respect of each Aircraft corresponding to a Scheduled Delivery Year as set forth in Schedule 1, the Seller will provide notification to the Buyer of the Scheduled Delivery Quarter no later than [***].

UNQUOTE

7.2	Letter Agreement No. 1 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 1 attached hereto.

7.3	Letter Agreement No. 2 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 2 attached hereto.

74	Letter Agreement No. 3 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 3 attached hereto.

7.5	In the last sentence of Paragraph 3 of Letter Agreement No. 4 to the Agreement, the words “Paragraph 8” are deleted and replaced with the words “Paragraph 9”.

7.6	Letter Agreement No. 6 is terminated in its entirety and replaced by the Amended and Restated Letter Agreement No. 6 attached hereto.

8.    OTHER COMMERCIAL TERMS

8.1
The Predelivery Payments for the Incremental A321 Aircraft are as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.3 and 2 of Amended and Restated Letter Agreement No. 2 to the Agreement.

8.2
The Predelivery Payments for the Incremental A321 NEO Aircraft are as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.4 and 2 of Amended and Restated Letter Agreement No. 2 to the Agreement.

8.3
The Predelivery Payments for the Converted A321 Backlog Aircraft are as set forth in Clause 5.3 of the Agreement as modified by Paragraph 1.3 of Amended and Restated Letter Agreement No. 2 to the Agreement.

____________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_AMD 1                                Page 5/15

Exhibit 10.33(b)

8.4
The Predelivery Payments for the Converted A321 NEO Aircraft are as set forth in Clause 5.3 of the Agreement as modified by Paragraph 1.4 of Amended and Restated Letter Agreement No. 2 to the Agreement.

8.5	The purchase incentives for the Incremental A321 Aircraft are as set forth in Paragraphs 8.1 through 8.3 of Amended and Restated Letter Agreement No. 1 to the Agreement.

8.6	The purchase incentives for the Converted A321 Backlog Aircraft are as set forth in Paragraphs 3.1 through 3.3 of Amended and Restated Letter Agreement No. 1 to the Agreement.

8.7
The purchase incentives for the Converted A321 NEO Aircraft and the Incremental A321 NEO Aircraft are as set forth in Paragraphs 6.1 through 6.3 of Amended and Restated Letter Agreement No. 1 to the Agreement.

8.8
The price preservation applicable to the Converted A321 Backlog Aircraft, the Converted A321 NEO Aircraft, the Incremental A321 Aircraft and the Incremental A321 NEO Aircraft is as set forth in Paragraph 9 of Amended and Restated Letter Agreement No. 1 to the Agreement.

9	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon its execution.

10	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

11	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause 11 will be void and of no force or effect.

12	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

131024_CT1303281_JBU_A320F_AMD 1                                Page 6/15

Exhibit 10.33(b)

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION                AIRBUS S.A.S.

/s/ Mark D. Powers__________                    /s/ John Leahy__________
By: Mark D. Powers                        By: John Leahy

Its: EVP Chief Financial Officer	Its: Chief Operating Officer, Customers

131024_CT1303281_JBU_A320F_AMD 1                                Page 7/15

Exhibit 10.33(b)

APPENDIX I

AMENDED AND RESTATED SCHEDULE I

Appendix 1
to
Amendment No. 1

Amended and Restated
SCHEDULE 1

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 8/15

Exhibit 10.33(b)

APPENDIX I

AMENDED AND RESTATED SCHEDULE I
DELIVERY SCHEDULE

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014

___________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 9/15

Exhibit 10.33(b)

APPENDIX I

AMENDED AND RESTATED SCHEDULE I

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015
26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015
31	159 931	152	A321 Backlog Aircraft	[***]	2015
32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34		155	Incremental A321 Aircraft	[***]	2015

___________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 10/15

Exhibit 10.33(b)

APPENDIX I
AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
35	159 920	156	A321 Backlog Aircraft	[***]	2015
36		157	Incremental A321 Aircraft	[***]	2015
37	159 911	158	A321 Backlog Aircraft	Year	2016
38	159 912	159	A321 Backlog Aircraft	Year	2016
39	159 917	160	A321 Backlog Aircraft	Year	2016
40	159 918	161	A321 Backlog Aircraft	Year	2016
41	159 926	162	A321 Backlog Aircraft	Year	2016
42	159 927	163	A321 Backlog Aircraft	Year	2016
43	159 928	164	A321 Backlog Aircraft	Year	2016
44	159 952	165	A320 Backlog Aircraft	Year	2016
45	159 953	166	A320 Backlog Aircraft	Year	2016
46	159 934	167	A320 Backlog Aircraft	Year	2016
47		168	Incremental A321 Aircraft	Year	2016
48		169	Incremental A321 Aircraft	Year	2016
49		170	Incremental A321 Aircraft	Year	2016
50		171	Incremental A321 Aircraft	Year	2016
51		172	Incremental A321 Aircraft	Year	2016

___________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 11/15

Exhibit 10.33(b)

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
52	159 922	173	Converted A321 Backlog Aircraft	Year	2017
53	159 954	174	Converted A321 Backlog Aircraft	Year	2017
54	159 955	175	Converted A321 Backlog Aircraft	Year	2017
55	159 921	176	Converted A321 Backlog Aircraft	Year	2017
56	104 440	177	Converted A321 Backlog Aircraft	Year	2017
57	104 442	178	Converted A321 Backlog Aircraft	Year	2017
58	159 909	179	Converted A321 Backlog Aircraft	Year	2017
59		180	Incremental A321 Aircraft	Year	2017
60		181	Incremental A321 Aircraft	Year	2017
61		182	Incremental A321 Aircraft	Year	2017
62		183	Incremental A321 Aircraft	Year	2017
63		184	Incremental A321 Aircraft	Year	2017
64		185	Incremental A321 Aircraft	Year	2017
65		186	Incremental A321 Aircraft	Year	2017
66		187	Incremental A321 Aircraft	Year	2017
67	159 910	188	Converted A321 Backlog Aircraft	Year	2018
68	402 127	189	A320 NEO Aircraft	Year	2018
69	402 128	190	A320 NEO Aircraft	Year	2018
70	402 129	191	A320 NEO Aircraft	Year	2018

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 12/15

Exhibit 10.33(b)

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
71	402 130	192	A320 NEO Aircraft	Year	2018
72	402 131	193	A320 NEO Aircraft	Year	2018
73	402 132	194	Converted A321 NEO Aircraft	Year	2018
74	402 133	195	Converted A321 NEO Aircraft	Year	2018
75	402 134	196	Converted A321 NEO Aircraft	Year	2018
76	402 135	197	Converted A321 NEO Aircraft	Year	2018
77	402 136	198	Converted A321 NEO Aircraft	Year	2018
78		199	Incremental A321 NEO Aircraft	Year	2018
79		200	Incremental A321 NEO Aircraft	Year	2018
80		201	Incremental A321 NEO Aircraft	Year	2018
81		202	Incremental A321 NEO Aircraft	Year	2018
82	402 137	203	Converted A321 NEO Aircraft	Year	2019
83	402 138	204	Converted A321 NEO Aircraft	Year	2019
84	402 139	205	Converted A321 NEO Aircraft	Year	2019
85	402 140	206	Converted A321 NEO Aircraft	Year	2019
86	402 141	207	Converted A321 NEO Aircraft	Year	2019
87		208	Incremental A321 NEO Aircraft	Year	2019
88		209	Incremental A321 NEO Aircraft	Year	2019
89		210	Incremental A321 NEO Aircraft	Year	2019
90		211	Incremental A321 NEO Aircraft	Year	2019
91		212	Incremental A321 NEO Aircraft	Year	2019
92		213	Incremental A321 NEO Aircraft	Year	2019

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 13/15

APPENDIX 1

Exhibit 10.33(b)

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
93		214	Incremental A321 NEO Aircraft	Year	2019
94		215	Incremental A321 NEO Aircraft	Year	2019
95		216	Incremental A321 NEO Aircraft	Year	2019
96		217	Incremental A321 NEO Aircraft	Year	2019
97		218	Incremental A321 NEO Aircraft	Year	2020
98		219	Incremental A321 NEO Aircraft	Year	2020
99		220	Incremental A321 NEO Aircraft	Year	2020
100		221	Incremental A321 NEO Aircraft	Year	2020
101		222	Incremental A321 NEO Aircraft	Year	2020
102		223	Incremental A321 NEO Aircraft	Year	2020
103	402 142	224	A320 NEO Aircraft	Year	2020
104	402 143	225	A320 NEO Aircraft	Year	2020
105	402 144	226	A320 NEO Aircraft	Year	2020
106	402 145	227	A320 NEO Aircraft	Year	2020
107	402 146	228	A320 NEO Aircraft	Year	2020
108	402 147	229	A320 NEO Aircraft	Year	2020
109	402 148	230	A320 NEO Aircraft	Year	2020
110	402 149	231	A320 NEO Aircraft	Year	2020
111	402 150	232	A320 NEO Aircraft	Year	2020
112	402 151	233	A320 NEO Aircraft	Year	2021
113	402 152	234	A320 NEO Aircraft	Year	2021
114	402 153	235	A320 NEO Aircraft	Year	2021
115	402 154	236	A320 NEO Aircraft	Year	2021
116	402 155	237	A320 NEO Aircraft	Year	2021
117	402 156	238	A320 NEO Aircraft	Year	2021

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 14/15

Exhibit 10.33(b)

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
118	402 157	239	A320 NEO Aircraft	Year	2021
119	402 158	240	A320 NEO Aircraft	Year	2021
120	402 159	241	A320 NEO Aircraft	Year	2021
121	402 160	242	A320 NEO Aircraft	Year	2021
122	402 161	243	A320 NEO Aircraft	Year	2021
123	402 162	244	A320 NEO Aircraft	Year	2021
124	402 163	245	A320 NEO Aircraft	Year	2021
125	402 164	246	A320 NEO Aircraft	Year	2021
126	402 165	247	A320 NEO Aircraft	Year	2021
127	402 166	248	A320 NEO Aircraft	Year	2021

131024_CT1303281_JBU_A320F_AMD 1    Appendix 1                        Page 15/15

Exhibit 10.33(b)

AMENDED AND RESTATED
LETTER AGREEMENT NO. 1
As of October 25, 2013
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: PURCHASE INCENTIVES
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 1 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

131024_CT1303281_JBU_A320F_Amended & Restated LA1                            LA1 - 1 of 12
14843562.2

Exhibit 10.33(b)

1.    INTENTIONALLY LEFT BLANK
2.    A320 BACKLOG AIRCRAFT (Excluding Group 1 A320 Aircraft)

2.1
In respect of each A320 Backlog Aircraft (excluding Group 1 A320 Aircraft) that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A320 Backlog Aircraft Credit Memoranda”):

[***]

2.2
The A320 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

2.3
The A320 Backlog Aircraft Credit Memoranda will be [***] of each A320 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A320 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 Backlog Aircraft, the A320 Backlog Aircraft Credit Memoranda will be [***] of the A320 Backlog Aircraft.

3.    A321 BACKLOG AIRCRAFT and CONVERTED A321 BACKLOG AIRCRAFT

3.1
In respect of each A321 Backlog Aircraft and each Converted A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A321 Backlog Aircraft Credit Memoranda”):

[***]

3.2
The A321 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

3.3
The A321 Backlog Aircraft Credit Memoranda will be [***] of each A321 Backlog Aircraft and each Converted A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A321 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A321 Backlog Aircraft or Converted A321 Backlog Aircraft, the A321 Backlog Aircraft Credit Memoranda will be [***] of the A321 Backlog Aircraft or [***] of the Converted A321 Backlog Aircraft, as applicable.

4.    A319 NEO AIRCRAFT

4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A319 NEO Aircraft Credit Memoranda”):
[***]

____________________________

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended & Restated LA1                            LA1 - 2 of 12

Exhibit 10.33(b)

4.2
The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

4.3
The A319 NEO Aircraft Credit Memoranda will be [***] of each A319 NEO Aircraft. The A319 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A319 NEO Aircraft, the A319 NEO Aircraft Credit Memoranda will be [***] of the A319 NEO Aircraft.

5.    A320 NEO AIRCRAFT

5.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 NEO Aircraft Credit Memoranda”):
[***]

5.2
The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

5.3
The A320 NEO Aircraft Credit Memoranda will [***] of each A320 NEO Aircraft. The A320 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 NEO Aircraft, the A320 NEO Aircraft Credit Memoranda will be [***] of the A320 NEO Aircraft.

6.    A321 NEO AIRCRAFT, CONVERTED A321 NEO AIRCRAFT AND INCREMENTAL A321 NEO AIRCRAFT

6.1
In respect of each A321 NEO Aircraft, Converted A321 NEO Aircraft and each Incremental A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A321 NEO Aircraft Credit Memoranda”):

[***]

6.2
The A321 NEO Aircraft Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

6.3
The A321 NEO Credit Memoranda will be [***] of each A321 NEO Aircraft, each Converted A321 NEO Aircraft, and each Incremental A321 NEO Aircraft. The A321 NEO Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the A321 NEO Aircraft Credit Memoranda will be [***] of such Aircraft.

7.    GROUP 1 A320 AIRCRAFT

7.1	In respect of each Group 1 A320 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “Group 1 Aircraft Credit Memoranda”):
____________________________

[***]
Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended & Restated LA1                            LA1 - 3 of 12

Exhibit 10.33(b)

[***]

7.2
The Group 1 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

7.3
The Group 1 Aircraft Credit Memoranda will be [***] of each Group 1 A320 Aircraft that is sold by the Seller and purchased by the Buyer. The Group 1 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of a Group 1 A320 Aircraft, the Group 1 Aircraft Credit Memoranda will be [***] of the Group 1 A320 Aircraft.

8.    INCREMENTAL A321 AIRCRAFT

8.1
In respect of each Incremental A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Incremental A321 Aircraft Credit Memoranda”):

[***]

8.2
The Incremental A321 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

8.3
The Incremental A321 Aircraft Credit Memoranda will be [***] of each Incremental A321 Aircraft that is sold by the Seller and purchased by the Buyer. The Incremental A321 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an Incremental A321 Aircraft, the Incremental A321 Aircraft Credit Memoranda will be [***] of the Incremental A321 Aircraft.

9.    [***]

10.    [***]

11.    [***]

12.    [***]

_________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended & Restated LA1                            LA1 - 4 of 12

Exhibit 10.33(b)

13.    [***]

14.    [***]

15.    [***]

16.    [***]

17.    [***]

18.    [***]

19.    [***]

20.    [***]

21.    [***]

22.    ADMINISTRATION OF CREDITS
[***]
The above amounts are stated at delivery conditions prevailing in [***] and will be adjusted to the date of the respective availability in accordance with the Seller Price Revision Formula, as amended by Paragraph 9 of this Letter Agreement.
23.    ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted
_________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended & Restated LA1                            LA1 - 5 of 12

Exhibit 10.33(b)

assignment or transfer in contravention of the provisions of this Paragraph 23 will be void and of no force or effect.
24.    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
25.    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.

/s/ John Leahy_____________________

By: John Leahy
Its: Chief Operating Officer, Customers
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION

/s/ Mark D. Powers_________________

By: Mark D. Powers
Its: EVP Chief Financial Officer

131024_CT1303281_JBU_A320F_Amended & Restated LA1                            LA1 - 6 of 12

Exhibit 10.33(b)

AMENDED AND RESTATED
LETTER AGREEMENT NO. 2

As of October 25, 2013

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: PAYMENTS

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of even date herewith the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 2 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

131024_CT1303281_JBU_A320F_Amended and Restated LA2                    LA2 - 1 of 9

Exhibit 10.33(b)

1	PREDELIVERY PAYMENTS

1.1
For Backlog Aircraft (excluding Incremental A321 Aircraft and Converted A321 Backlog Aircraft), Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2	The Predelivery Payment Reference Price for a Backlog Aircraft to be delivered [***] is determined in accordance with the following formula:

[***].

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.2
For NEO Aircraft (excluding Incremental A321 NEO Aircraft and Converted A321 NEO Aircraft), Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2    The Predelivery Payment Reference Price for a NEO Aircraft to be delivered [***] is determined in accordance with the following formula:

[***]

5.3.3    Predelivery Payments will be paid according to the following schedule.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA2                        LA2 - 2 of 9

Exhibit 10.33(b)

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.3
For Incremental A321 Aircraft and Converted A321 Backlog Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2	The Predelivery Payment Reference Price for an Incremental A321 Aircraft or a Converted A321 Backlog Aircraft to be delivered [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA2                        LA2 - 3 of 9

Exhibit 10.33(b)

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.4
For Incremental A321 NEO Aircraft and Converted A321 NEO Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2    The Predelivery Payment Reference Price for an Incremental A321 NEO Aircraft or a Converted A321 NEO Aircraft to be delivered [***] is determined in accordance with the following formula:

[***]

5.3.3    Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

2.	[***]

Clause 5.3.5 with the following quoted text is added to the Agreement:

QUOTE

[***]

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA2                        LA2 - 4 of 9

Exhibit 10.33(b)

As used herein:

(i)    [***]

(ii)    "Business Day" shall mean any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York, or London, England and

(iii)    [***]

UNQUOTE

3    BACKLOG AIRCRAFT [***]

The Buyer and the Seller acknowledge that the Buyer [***] in accordance with the terms and conditions set forth in Paragraph 2 of this Letter Agreement.

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA2                        LA2 - 5 of 9

Exhibit 10.33(b)

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John Leahy___________________

By: John Leahy
Its: Chief Operating Officer, Customers

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

/s/ Mark D. Powers__________________

By: Mark D. Powers
Its: EVP Chief Financial Officer

131024_CT1303281_JBU_A320F_Amended and Restated LA2                        LA2 - 6 of 9

Exhibit 10.33(b)

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3

As of October 25, 2013

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101

Re: [***]

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 3 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 1 of 15

1    DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

A319 Aircraft - an Airbus A319-100 model aircraft firmly ordered under this Agreement including the A319 Airframe, the A319 Propulsion System, and any part, component, furnishing or equipment installed on the A319 Aircraft on Delivery.

A319 Airframe - any A319 Aircraft, excluding A319 Propulsion System therefor.

A319 NEO Aircraft - any or all of the A319 Aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 NEO Propulsion System installed thereon upon Delivery.

A319 NEO Propulsion System - as defined in Clause 2.3.6, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

A319 Propulsion System - as defined in Clause 2.3.5, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

A319 Specification - either (a) the A319 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 Standard Specification as amended by all applicable SCNs.

A319 Standard Specification - the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed as Appendix 1.

A321 Backlog Aircraft - any or all of the remaining thirty (30), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as A321-200 model aircraft, and any [***] pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.

A321 NEO Aircraft - any or all of the A321 aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 NEO Propulsion System installed thereon upon Delivery. For the sake of clarity, A321 NEO Aircraft includes the Converted A321 NEO Aircraft and the Incremental A321 NEO Aircraft.

A321 NEO Propulsion System - as defined in Clause 2.3.4, as set forth in Paragraph 3.2 of Letter Agreement No. 3.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 2 of 15

Exhibit 10.33(b)

Aircraft - individually or collectively, the Group 1 A320 Aircraft, the A319 NEO Aircraft, the A320 Backlog Aircraft, the A320 NEO Aircraft, the A321 Backlog Aircraft, the A321 NEO Aircraft, the Converted A321 Backlog Aircraft, the Converted A321 NEO Aircraft, the Incremental A321 Aircraft and the Incremental A321 NEO Aircraft, as applicable.

Airframe - as applicable, the A319 Airframe, the A320 Airframe or the A321 Airframe.

Backlog Aircraft - the A320 Backlog Aircraft and the A321 Backlog Aircraft.

Base Price of the Airframe - the Base Price of the A319 NEO Airframe, the Base Price of the A320 Backlog Airframe, the Base Price of A320 NEO Airframe, the Base Price of the A321 Backlog Airframe, the Base Price of the A321 NEO Airframe, the Base Price of the Group 1 A320 Airframe, the Base Price of the Incremental A321 Airframe, the Base Price of the Incremental A321 NEO Airframe, the Base Price of the Converted A321 Airframe or the Base Price of the Converted A321 NEO Airframe, as applicable.

Base Price of the A319 NEO Airframe - as defined in Paragraph 4 herein.

Base Price of the A321 NEO Airframe - as defined in Paragraph 4 herein.

Base Price of the Group 1 A320 Airframe - as defined in Paragraph 4 herein.

Base Price of the Converted A321 Backlog Airframe - as defined in Paragraph 4 herein.

Base Price of the Converted A321 NEO Airframe - as defined in Paragraph 4 herein.

Base Price of the Incremental A321 Airframe - as defined in Paragraph 4 herein.

Base Price of the Incremental A321 NEO Airframe - as defined in Paragraph 4 herein.

CFM LEAP X Propulsion System - the CFM LEAP X-1A24 Propulsion System, the CFM LEAP X-1A26 Propulsion Systems and the CFM LEAP X-1A32 Propulsion System, as applicable.

IAE Propulsion System - the IAE V2524-A5 Propulsion System, the IAE V2527-A5 Propulsion System and the IAE V2533-A5 Propulsion System, as applicable.

Irrevocable SCNs - the list of SCNs respectively set forth in Appendix 2, Exhibit B4 to the Agreement and Appendix 3, which are irrevocably part of the A319 NEO Aircraft specification set forth in Appendix 2, the A320 NEO Aircraft specification and the A321 NEO Aircraft specification, as applicable.

NEO Aircraft - an A319 NEO Aircraft, an A320 NEO Aircraft and an A321 NEO Aircraft, as applicable.

NEO Propulsion System - the A319 NEO Propulsion System, the A320 NEO Propulsion System and the A321 NEO Propulsion System, as applicable.

Propulsion System - the CFM LEAP X-1A24 Propulsion System, the CFM LEAP X-1A27 Propulsion System, the CFM LEAP X-1A32 Propulsion System, the IAE V2527-A5 Propulsion

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 3 of 15

Exhibit 10.33(b)

System, the IAE V2533-A5 Propulsion System, the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1133G Propulsion System, as applicable.

PW Propulsion System - the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1133G Propulsion System, as applicable.

Standard Specification - the A319 Standard Specification, the A320 Standard Specification and the A321 Standard Specification, as applicable.

2	[***]

2.3    Aircraft Specification

2.3.1	The A319 Standard Specification, as set forth in Appendix 1 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.2    Intentionally Left Blank

2.3.3	The A319 NEO Aircraft SCN List, as set forth in Appendix 3 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.4	The A321 NEO Aircraft SCN List, as set forth in Appendix 4 to this Letter Agreement, is hereby incorporated into the Agreement and shall also apply to the Incremental A321 NEO Aircraft.

2.3.5	Clauses 2.1.2.1 and 2.1.2.2 of the Agreement is deleted in its entirety and replaced with the following Clauses 2.1.2.1 and 2.1.2.2 to read as set forth in the following quoted text:

QUOTE

2.1.2.1
The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319-100, A320-200 and A321-200 model aircraft (the “A320 Family Aircraft”). The specification of the A320 Family Aircraft with NEO will be derived from the relevant Standard Specification and will include (i) as applicable, the relevant NEO Propulsion System (ii) Sharklets, (iii) airframe structural adaptations and (iv) Aircraft systems and software adaptations required to operate such A320 Family Aircraft with the New Engine Option. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit B4 to the Agreement, Appendix 3 and Appendix 4 to this Letter Agreement, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2    The New Engine Option shall modify the design weights of the

(i)	A319 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons,

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 4 of 15

Exhibit 10.33(b)

(ii)	A320 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***]metric tons and MZFW of [***] metric tons, and

(iii)	the A321 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons.

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.
UNQUOTE

3    PROPULSION SYSTEMS

3.1    Clause 2.3.2 is deleted in its entirety and replaced with the following quoted texted:

QUOTE

2.3.2
The A320 NEO Airframe will be equipped with either a set of two (2) (i) CFMI Leap-X1A26 engines with an AET of 26,600 lbf or (ii) PW1127G engines with an AET of 26,800 lbf (each, the “A320 NEO Propulsion System”).

UNQUOTE

3.2    New Clauses 2.3.4, 2.3.5 and 2.3.6 are inserted into the Agreement as set forth in the following quoted text:

QUOTE

2.3.4
The A321 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP X-1A32 engines with an AET of 32,100 lbf or (ii) PW1133G engines with an AET of 32,700 lbf (each, the “A321 NEO Propulsion System”).

2.3.5    Intentionally Left Blank

2.3.6
The A319 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP X-1A24 engines with an AET of 24,400 lbf or (ii) PW1124G engines with an AET of 24,500 lbf (each, the “A319 NEO Propulsion System”).

UNQUOTE

3.3    Clause 2.3.4 of the Agreement is renumbered to Clause 2.3.7.

3.4
CFM has informed the Seller of its intention to change the original development engine designation of all LEAP-X1A Propulsion Systems to LEAP-1A, and PW has informed the Seller of its intention to change the original development engine designation of all PW1100G Propulsion Systems to PW1100G-JM.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 5 of 15

Exhibit 10.33(b)

The Buyer hereby agrees and accepts that any reference to respectively LEAP-X1A Propulsion Systems or LEAP-1A Propulsion Systems shall be construed as references to the same engine types.

The Buyer hereby agrees and accepts that any reference to respectively PW1100G Propulsion Systems or PW1100G-JM Propulsion Systems shall be construed as references to the same engine types.

The Buyer hereby acknowledges that any and all claims, concerns or issues it may have in respect of the foregoing shall be addressed directly to CFM or PW as applicable, and the Seller hereby declines any and all responsibility with respect to any modifications to Propulsion Sytem designations.

4    AIRFRAME BASE PRICES

4.1	New Clauses 3.1.9, 3.1.10, 3.1.11, 3.1.12, 3.1.13 and 3.1.14 are added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.9	The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is:

USD $[***]

(US Dollars - [***]),

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Appendix 3 to this Letter Agreement, which is the sum of:

a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars - [***]) and

b)	the base price of the Sharklets is

USD $[***]

(US Dollars - [***]),

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Exhibit 10.33(b)

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.9(ii)) set forth in Appendix 3 to this Letter Agreement is:

USD $[***]

(US Dollars - [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP X Propulsion System is selected, which is:

USD $[***] (US Dollars - [***]).

3.1.10	The A319 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.11	The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is:

USD $[***]

(US Dollars - [***]),

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Appendix 4 to this Letter Agreement, which is the sum of:

a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars - [***]) and

b)	the base price of the Sharklets is

USD $[***]

(US Dollars - [***]), and

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.11(ii)) set forth in Appendix 4 to this Letter Agreement is:

USD $[***]

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 7 of 15

Exhibit 10.33(b)

(US Dollars - [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP X Propulsion System is selected, which is:

USD $[***] (US Dollars - [***]).

3.1.12    The A321 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

UNQUOTE

4.2    New Clauses 3.2.5, 3.2.6 and 3.2.7 are added to the Agreement to read as follows in the quoted text:

QUOTE

3.2.5    Intentionally Left Blank

3.2.6	(i) the base price of a set of two (2) CFM LEAP X-1A24 engines (the “CFM LEAP X- 1A24 Propulsion System” is

USD $[***]

(US Dollars - [***])

The Base Price of the CFM LEAP X-1A24 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) CFM LEAP X-1A32 engines (the “CFM LEAP X-1A32 Propulsion System”) is

USD $[***]

(US Dollars - [***])

The Base Price of the CFM LEAP X-1A32 Propulsion System has been established in accordance with the delivery conditions prevailing in [***]and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Exhibit 10.33(b)

Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.7	(i) the base price of a set of two (2) PW1124G engines (the “PW1124G Propulsion System”) is

USD $[***]

(US Dollars - [***])

The Base Price of the PW1124G Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable PW Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.

Notwithstanding the foregoing, the PW Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) PW1133 engines (the “PW1133G Propulsion System”) is

USD $[***]

(US Dollars - [***])

The Base Price of the PW Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable PW Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.

Notwithstanding the foregoing, the PW Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

UNQUOTE

5    OTHER COMMERCIAL TERMS

5.1
The Predelivery Payments for Backlog Aircraft (excluding Converted A321 Backlog Aircraft), is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.1 and 2 of Letter Agreement No. 2 to the Agreement.

5.2
The Predelivery Payments for NEO Aircraft (excluding the Incremental A321 NEO Aircraft and the Converted A321 NEO Aircraft) is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.2 and 2 of Letter Agreement No. 2 to the Agreement.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 9 of 15

Exhibit 10.33(b)

5.3	The purchase incentives applicable to the A319 NEO Aircraft are set forth in Paragraphs 4.1 through 4.3 Letter Agreement No. 1 to the Agreement.

5.4	The purchase incentives applicable to the A321 NEO Aircraft are set forth in Paragraphs 6.1 through 6.3 of Letter Agreement No. 1 to the Agreement.

5.5	The [***] applicable to the A319 NEO Aircraft and the A321 NEO Aircraft is set forth in Paragraph 9 of Letter Agreement No. 1 to the Agreement.

6.    NEO AIRCRAFT AND [***]

6.1	Notwithstanding the Delivery Schedule set forth in Clause 9.1 of the Agreement, [***]

6.2    If the Seller exercises its right pursuant to Paragraph 6.1 above, [***]

6.3    Between [***] and [***], the [***].

6.4    Predelivery Payments received for any NEO Aircraft [***] pursuant to Paragraphs 6.1 or 6.3 above, [***].

[***]

8	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

9    CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

10    COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 10 of 15

Exhibit 10.33(b)

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
                        Very truly yours,
AIRBUS S.A.S.

/s/ John Leahy_____________________

By: John Leahy
Its: Chief Operating Officer, Customers
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION

/s/ Mark D. Powers_________________

By: Mark D. Powers
Its: EVP Chief Financial Officer

131024_CT1303281_JBU_A320F_Amended and Restated LA3                        LA3 - 11 of 15

Exhibit 10.33(b)

AMENDED AND RESTATED
LETTER AGREEMENT NO. 6
As of October 25, 2013
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: SUPPORT MATTERS
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this amended and restated Letter Agreement No. 6 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 6 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

131024_CT1303281_JBU_A320F_Amended & Restated LA6                        LA6 - 1 of 4

Exhibit 10.33(b)

1.    WARRANTY PERIOD
Clause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following language between QUOTE and UNQUOTE:
QUOTE
12.1.3 The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that [***] (the “Warranty Period”).
UNQUOTE
2.    REVISION SERVICE

2.1
For Backlog Aircraft (including Converted A321 Backlog Aircraft) and Incremental A321 Aircraft, Clause 14.5 of the Agreement is deleted in its entirety and replaced by Clause 14.5 below between QUOTE and UNQUOTE:

QUOTE
14.5    Revision Service
For each Incremental A321 Aircraft firmly ordered under this Agreement, revision service for the Technical Data will be provided [***] (the “Revision Service Period”).
For each Backlog Aircraft (including Converted A321 Backlog Aircraft) firmly ordered under this Agreement, revision service for the Technical Data will be provided [***] (the “Revision Service Period”).
For each Backlog Aircraft (including Converted A321 Backlog Aircraft) firmly ordered under this Agreement, for the period from [***] (the “Extended Revision Service Period”), revision service will be provided [***].
Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.
UNQUOTE

2.2
For NEO Aircraft (including Converted A321 NEO Aircraft) and Incremental A321 NEO Aircraft, Clause 14.5 of the Agreement is deleted in its entirety and replaced by Clause 14.5 below between QUOTE and UNQUOTE:

QUOTE
14.5    Revision Service
For each NEO Aircraft firmly ordered under this Agreement, revision service for the Technical Data will be provided [***] (also a “Revision Service Period”).

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA6                        LA6 - 2 of 4

Exhibit 10.33(b)

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.
UNQUOTE
3.    [***]
4.    [***]
5.    ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.
6.    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
7.    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.

/s/ John Leahy_____________________

By: John Leahy

Its: Chief Operating Officer, Customers

______________________________
[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

131024_CT1303281_JBU_A320F_Amended and Restated LA6                        LA6 - 3 of 4

Exhibit 10.33(b)

Accepted and Agreed
JETBLUE AIRWAYS CORPORATION

/s/ Mark D. Powers__________________

By: Mark D. Powers

Its: EVP Chief Financial Officer

131024_CT1303281_JBU_A320F_Amended & Restated LA6        LA6 - 4 of 4